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                                Eaton Corporation
                         2003 Annual Report on Form 10-K
                                   Item 15(c)
                                  Exhibit 32.2
                                  Certification

This written statement is submitted in accordance with Section 906 of the Sarbanes-Oxley Act of 2002. It accompanies Eaton Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 ("10-K Report").

I hereby certify that, based on my knowledge, the 10-K Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C 78m), and information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of Eaton Corporation and its consolidated subsidiaries.

Date:  March 12, 2004                  /s/ Richard H. Fearon
                                       ------------------------------------
                                       Richard H. Fearon
                                       Executive Vice President -
                                       Chief Financial and Planning Officer